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                                                                   EXHIBIT 23.2

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 5, 1999 in the Registration Statement (Form S-1 No. 333-62985) and related Prospectus of pcOrder.com, Inc. for the registration of shares of its common stock.


                                          /s/ Ernst & Young LLP
Austin, Texas

February 5, 1999